Exhibit 10.8

ASSIGNMENT AND ASSUMPTION AGREEMENT This Assignment and Assumption Agreement is made and entered into as of this _ 23 day of May , 2024 by and among Knox Financial Group Ltd, a corporation organized and existing under the laws of the Province of British Columbia, Canada (“ Assignee ”), Vector Asset Management Inc . , a corporation organized and existing under the laws of the Province of British Columbia, Canada (“ VAMI ”), Jatinder S . Bhogal, an individual residing in Vancouver British Columbia, Canada (“ JSB ”), and SolarWindow Technologies, Inc . , a corporation organized and existing under the laws of the State of Nevada, United States (“ Company ”) . VAMI and JSB are sometimes herein referred to collectively as the “ Assignors” and individually as an “ Assignor . ” RECITALS WHEREAS , Assignors and Company are parties that entered into an Amended Consulting Agreement effective September 1 , 2023 (as so amended, the “ Consulting Agreement ”), pursuant to which VAMI has been providing certain consulting services, through JSB as the Designated Consultant, Company . WHEREAS , Each of the Assignor desires to assign all of its rights and responsibilities under the Consulting Agreement to Assignee (the “Assignment ; ” WHEREAS , Assignee desires to assume all of Assignor's rights and responsibilities under the Consulting Agreement (the “Assumption”) ; and WHEREAS , Company consents to such Assignment and Assumption ; NOW, THEREFORE , in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows : 1. ASSIGNMENT AND ASSUMPTION . (a) Assignment by Assignors . Each Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor's rights, title, interest, and obligations in, to, and under the Consulting Agreement, effective as of the Effective Date . (b) Assumption by Assignee . Assignee hereby accepts such assignment and agrees to assume and perform all of Assignor's duties, obligations, and responsibilities under the Consulting Agreement, effective as of the Effective Date, including, but not limited to retaining JSB as the Designated Consultant and JSB agrees to continue to act as the Designated Consultant 1

2 2. CONSENT OF COMPANY. By executing this Agreement, Company hereby consents to the assignment of the Consulting Agreement from each Assignor to Assignee of their respect rights and obligations under the Consulting Agreement pursuant to this Agreement, and acknowledges Assignee as the consulting party under the Consulting Agreement in place of VAMI provided that Assignee shall provide its consulting services to Company through JSB, who agrees to the services under the Consulting Agreement on behalf of Assignee . 3. REPRESENTATIONS AND WARRANTIES. (a) By Assignor . Assignor represents and warrants that (i) it has the full right, power, and authority to assign the Consulting Agreement to Assignee ; (ii) the Consulting Agreement is in full force and effect and has not been amended or modified ; and (iii) there are no existing defaults under the Consulting Agreement . (b) By Assignee . Assignee represents and warrants that (i) it has the full right, power, and authority to assume the Consulting Agreement ; and (ii) it will perform all obligations under the Consulting Agreement in accordance with its terms . (c) By Company . Company represents and warrants that (i) it consents to the assignment of the Consulting Agreement to Assignee ; and (ii) the Consulting Agreement is in full force and effect and has not been amended or modified . 4. INDEMNIFICATION. (a) By Assignor . Assignor agrees to indemnify, defend, and hold harmless Assignee and Company from and against any and all claims, liabilities, losses, damages, and expenses (including reasonable attorneys' fees) arising out of or related to Assignor's performance or non - performance under the Consulting Agreement prior to the Effective Date . (b) By Assignee . Assignee agrees to indemnify, defend, and hold harmless Assignor and Company from and against any and all claims, liabilities, losses, damages, and expenses (including reasonable attorneys' fees) arising out of or related to Assignee's performance or non - performance under the Consulting Agreement on or after the Effective Date . 5. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to its conflict of laws principles . 6. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument . 7. EFFECTIVE DATE. This Agreement is effective May 1 , 2024 (the “ Effective Date ”) .

8. ENTIRE AGREEMENT. This Agreement and the Consulting Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions, whether oral or written, of the parties . Except as specifically contemplated by this Agreement, the terms and conditions of the Consulting Agreement remain in full force and effect . IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the day and year first above written and effective as of the Effective Date . ASSIGNOR: Vector Asset Management Inc. By : Name : Jatinder S . Bhogal Title : President ASSIGNEE: Knox Financial Group Ltd By : Name : Jatinder S . Bhogal Title : Manager COMPANY: SolarWindow Technologies, Inc. By: Name: Amit Singh Title: President and Chief Executive Officer DESIGNATED CONSULTANT: Mr. Jatinder S. Bhogal By: Name: Jatinder S. Bhogal 3